SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 15, 2003



                         WEBSTER FINANCIAL CORPORATION.
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             (Exact name of registrant as specified in its charter)



        DELAWARE                          0-15213                06-1187536
----------------------------            -------------        -------------------
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                  File Number)        Identification No.)



                   WEBSTER PLAZA, WATERBURY, CONNECTICUT 06702
                   -------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (203) 578-2318
                                                           --------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------

         (a) Not Applicable

         (b) Not Applicable

         (c) The following exhibit is furnished as a part of this report:


             Exhibit No.                               Description
             -----------                               -----------

                 99                         Press Release dated April 15, 2003.


ITEM 9.  REGULATION FD DISCLOSURE.
         -------------------------

Information being provided under Item 12

            On April 15, 2003, Webster Financial Corporation issued a press release describing its results of operations for the fiscal quarter ending March 31, 2003. That press release is furnished as Exhibit 99 hereto. This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under
Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WEBSTER FINANCIAL CORPORATION
                                          --------------------------------------
                                          (Registrant)



                                          /s/ William J. Healy
                                          --------------------------------------
                                          William J. Healy
                                          Executive Vice President and
                                          Chief Financial Officer




Date: April 15, 2003




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EXHIBIT INDEX
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Exhibit No.                     Description
-----------                     -----------

    99                          Press Release dated April 15, 2003.